Exhibit 99(a)

News Release
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact:	Kevin T. Timmons
    Vice President/Treasurer
    (518) 381-3607
TrustCo Announces Third Quarter Earnings;
Year-to-Date Net Income Up 14.9% Over Prior Year

Executive Snapshot:

•	Continued strong financial results:
o	Year-to-Date 2014 compared to the same period in 2013:
▪	Net income up 14.9%
▪	Diluted EPS up 14.2%
▪	Return on average assets (ROA) rose 9 basis points to 0.98%
▪	Return on average equity (ROE) rose 90 basis points to 11.84%
▪	Improvement in the efficiency ratio from 52.99% in 2013 to 52.35% in 2014

o	Third quarter 2014 compared to third quarter 2013:
▪	Net income up 4.5%
▪	Diluted EPS up 3.7%
▪	Return on average assets (ROA) up an additional basis point to 0.92%

•	Asset quality improvement:
o	Virtually every measure of asset quality improved during the third quarter
o	Nonperforming assets (NPAs) fell $8.0 million or 16% to $43.6 million at September 30, 2014 compared to $51.6 million at September 30, 2013
o	NPAs to total assets improved from 1.16% to 0.95% over the last year

•	Continued expansion of customer base:
o	Focus on capitalizing on opportunities presented by expanded branch network
o	Deposits per branch grew $634 thousand from September 30, 2013 to September 30, 2014 on a same store basis
o	Average core deposits grew $88.7 million for the first nine months of 2014 compared to the same period in 2013

•	Loan portfolio reaches all-time high:
o	Average loans were up $238 million for the first nine months of 2014 compared to the same period in 2013
o	At $3.08 billion at September 30, 2014, loans reached an all-time historic high
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FOR IMMEDIATE RELEASE:

TrustCo Announces Third Quarter Earnings;
Year-to-Date Net Income Up 14.9% Over Prior Year

Glenville, New York – October 21, 2014

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that net income rose to $10.7 million for the quarter ended September 30, 2014 from $10.3 million for the quarter ended September 30, 2013.   For the first nine months of 2014, net income rose 14.9% to $33.5 million compared to $29.2 million for the first nine months of 2013.

Robert J. McCormick, President and Chief Executive Officer noted, “Our results for the third quarter and for the first nine months of 2014 continued our solid bottom line growth while we continued to position our business for the future.  In addition to the significant increase in net income, we continued to add profitable customer relationships on both the loan and deposit sides of the Bank.  Our highly liquid balance sheet continues to allow us to fund our loan growth without having to overpay for deposits.  We look forward to the remainder of the year and to 2015 with optimism.  We will continue taking advantage of opportunities as they are presented.”

TrustCo saw continued strong loan growth in the third quarter of 2014.  The gains continue to be primarily funded by expansion of retail deposits as well as proceeds from cash flow from the lower yielding investment securities portfolios.  The shift toward loans helped offset part of the impact from continued low yields on cash and securities and contributed to an improvement in net interest margin to 3.16% in the third quarter of 2014 from 3.12% in the third quarter of 2013.  Our strong liquidity position continues to allow us to take advantage of opportunities when interest rate conditions change.  The increase in margin, along with control of operating expenses enabled the Company to achieve bottom line objectives without having to deploy liquidity into the current low rate investment environment.

Mr. McCormick also noted “We are encouraged by the continued economic improvements where we operate, particularly Florida, and believe we are well positioned to capitalize on these changes.  We are particularly pleased with the significant improvement in our asset quality during the quarter. Our long-term focus on traditional lending criteria and conservative balance sheet management has enabled us to maintain strong liquidity and capital and report continued profit improvements.  As a result, we have been able to focus on conducting business, which has significantly enhanced our reputation and put us in a position to take advantage of changes in market and competitive conditions.”
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Return on average assets and return on average equity were 0.92% and 10.96%, respectively for the third quarter of 2014, compared to 0.91% and 11.64% for the third quarter of 2013.  Diluted earnings per share were $0.113 for the third quarter of 2014, up 3.7% from $0.109 for the third quarter of 2013.

For the first nine months of 2014, return on average assets and return on average equity were 0.98% and 11.84%, respectively, compared to 0.89% and 10.94% for the first nine months of 2013.  Diluted earnings per share were $0.354 for the first nine months of 2014, up 14.2% from $0.310 over the same period a year earlier.

On a year-over-year basis, average loans were up $243.0 million or 8.7% in the third quarter of 2014, over the same period in 2013.  Average deposits were up $110.5 million for the third quarter of 2014 over the same period a year earlier.  Most of the gain in deposits came from core deposit accounts, customers also continued to move some funds into certificates with slightly longer maturities, which may help TrustCo if rates rise, without having a material impact on the current cost of funds.  Average core deposits increased $83.8 million from the third quarter of 2013 to the third quarter of 2014.  Core deposits typically represent longer term customer relationships and are generally lower cost than time deposits.  Mr. McCormick noted that, “The year-over-year growth of our loans and core deposit base reflect the long term strategic focus of the Company.

While some banks have backed away from branches, a customer friendly branch franchise continues to be the key to our long term plans.  We opened two new offices during the third quarter, in Lake Nona, Florida and Amsterdam, New York.  During 2013 we celebrated the ten year anniversary of our expansion into Florida, while at the same time making significant progress expanding loans and deposits throughout our entire branch network.  We expect that trend to continue as the new branches continue to mature.  For the first nine months of 2014, our average branch size increased $82 thousand to $28.0 million compared to the same period in the prior year, despite having opened up four branches during 2014.  On a same store basis, our average branch size grew by $634 thousand from September 30, 2013 to September 30, 2014.  We have always designed our branches to be smaller and more cost effective than those built by many of our competitors.  We use open floor plans that help maximize the value of our branches.  We remain mindful that fully achieving our goals for the newer branches will take time and continued work.  We believe success in growing customer relationships provides the basic building blocks that help drive profit growth for the coming years.”

Asset quality and the allowance for loan losses coverage of nonperforming loans (NPLs) improved from September 30, 2013 to September 30, 2014.  NPLs declined to $37.1 million at September 30, 2014, compared to $41.7 million at September 30, 2013 and nonperforming assets (NPAs) declined to $43.6 million from $51.6 million over the same period.   NPLs were equal to 1.20% of total loans at September 30, 2014, compared to 1.47% a year earlier.  The coverage ratio, or allowance for loan losses to NPLs, was 125.3% at September 30, 2014, compared to 114.4% at September 30, 2013.  Overall, virtually every asset quality indicator improved during the third quarter of 2014 relative to the third quarter of 2013.  The ratio of loan loss allowance to total loans was 1.51% as of September 30, 2014, compared to 1.68% at September 30, 2013.  The allowance for loan losses ended the third quarter at $46.5 million compared to $46.9 million at the end of the second quarter.

The net interest margin for the third quarter of 2014 was 3.16%, compared to 3.12% in the third quarter of 2013, as previously noted.

At September 30, 2014 the tangible equity ratio was 8.49% compared to 8.38% at June 30, 2014 and 7.94% at September 30, 2013.  Tangible book value per share ended the third quarter at $4.10 compared to $3.75 in the year-ago period.

“American Banker Magazine’s” July 2014 issue recently ranked TRST shares as having the 25th highest dividend yield for all U.S. banks and thrifts.

TrustCo Bank Corp NY is a $4.6 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 143 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at September 30, 2014.
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In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss third quarter 2014 results will be held at 9:00 a.m. Eastern Time on October 22, 2014.  Those wishing to participate in the call may dial toll-free 1-888-339-0764.  International callers must dial 1-412-902-4195.  Please ask to be joined into the TrustCo Bank Corp NY / TRST call.  A replay of the call will be available for thirty days by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10054134. The call will also be audio webcast at: https://services.choruscall.com/links/trst141022.html, and will be available for one year.

Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during the remainder of 2014 and 2015 and for the growth of loans and deposits throughout our branch network and our ability to capitalize on economic changes in the areas in which we operate.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; the future earnings and capital levels of Trustco Bank and the continued ability of Trustco Bank under regulatory rules to distribute capital to TrustCo, which could affect our ability to pay dividends; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; results of examinations of Trustco Bank and TrustCo by our respective regulators; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, inflation, interest rates, market and monetary fluctuations; the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; changes in local market areas and general business and economic trends, as well as changes in consumer spending and saving habits; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2013, as amended, and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings.
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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

		Three Months Ended
	09/30/14	06/30/14	09/30/13
Summary of operations
Net interest income (TE)	$35,676	35,513	34,180
Provision for loan losses	1,100	1,500	1,500
Net securities transactions	376	-	-
Noninterest income, excluding net securities transactions	4,514	4,505	4,414
Noninterest expense	22,192	19,437	20,688
Net income	10,714	11,808	10,252

Per common share
Net income per share:
- Basic	$0.113	0.125	0.109
- Diluted	0.113	0.125	0.109
Cash dividends	0.066	0.066	0.066
Tangible Book value at period end	4.10	4.06	3.75
Market price at period end	6.44	6.68	5.95

At period end
Full time equivalent employees	733	747	708
Full service banking offices	143	141	139

Performance ratios
Return on average assets	0.92%	1.03%	0.91
Return on average equity	10.96	12.50	11.64
Efficiency (1)	52.73	53.00	51.15
Net interest spread (TE)	3.11	3.11	3.06
Net interest margin (TE)	3.16	3.16	3.12
Dividend payout ratio	58.05	52.62	60.38

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	8.49	8.38	7.94

Asset quality analysis at period end
Nonperforming loans to total loans	1.20	1.36	1.47
Nonperforming assets to total assets	0.95	1.07	1.16
Allowance for loan losses to total loans	1.51	1.56	1.68
Coverage ratio (3)	1.3x	1.1x	1.1

(1)
Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and the net gain on sale of building).

(2)	The tangible equity ratio excludes $553 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent.
Page | 8

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Nine Months Ended
	09/30/14	09/30/13
Summary of operations
Net interest income (TE)	$105,890	101,517
Provision for loan losses	4,100	5,500
Net securities transactions	382	1,434
Noninterest income, excluding net securities transactions	14,772	13,488
Noninterest expense	62,430	64,114
Net income	33,533	29,183

Per common share
Net income per share:
- Basic	$0.354	0.310
- Diluted	0.354	0.310
Cash dividends	0.197	0.197
Tangible Book value at period end	4.10	3.75
Market price at period end	6.44	5.95

Performance ratios
Return on average assets	0.98%	0.89
Return on average equity	11.84	10.94
Efficiency (1)	52.35	52.99
Net interest spread (TE)	3.09	3.08
Net interest margin (TE)	3.15	3.14
Dividend payout ratio	55.58	63.55

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).

TE = Taxable equivalent.
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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Interest and dividend income:
Interest and fees on loans	$34,421	33,614	32,874	32,658	32,166
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	297	381	506	586	571
State and political subdivisions	38	44	68	96	127
Mortgage-backed securities and collateralized mortgage obligations-residential	3,040	3,299	3,078	3,027	2,888
Corporate bonds	2	2	59	138	223
Small Business Administration-guaranteed participation securities	535	539	556	562	558
Mortgage-backed securities and collateralized mortgage obligations-commercial	38	38	38	38	39
Other securities	4	4	4	4	5
Total interest and dividends on securities available for sale	3,954	4,307	4,309	4,451	4,411

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	545	577	625	649	686
Corporate bonds	153	154	154	153	154
Total interest on held to maturity securities	698	731	779	802	840

Federal Reserve Bank and Federal Home Loan Bank stock	127	128	133	129	121

Interest on federal funds sold and other short-term investments	374	376	351	324	344
Total interest income	39,574	39,156	38,446	38,364	37,882

Interest expense:
Interest on deposits:
Interest-bearing checking	94	89	84	83	84
Savings	644	592	763	790	798
Money market deposit accounts	648	618	599	611	590
Time deposits	2,213	2,035	1,951	1,982	1,937
Interest on short-term borrowings	327	342	393	382	370
Total interest expense	3,926	3,676	3,790	3,848	3,779

Net interest income	35,648	35,480	34,656	34,516	34,103

Provision for loan losses	1,100	1,500	1,500	1,500	1,500
Net interest income after provision for loan losses	34,548	33,980	33,156	33,016	32,603

Noninterest income:
Trustco Financial Services income	1,471	1,405	1,510	1,276	1,317
Fees for services to customers	2,838	2,732	2,521	2,917	2,903
Net gain on securities transactions	376	-	6	188	-
Other	205	368	1,722	467	194
Total noninterest income	4,890	4,505	5,759	4,848	4,414

Noninterest expenses:
Salaries and employee benefits	8,272	8,012	7,592	8,664	7,935
Net occupancy expense	4,013	4,110	4,259	4,226	3,911
Equipment expense	1,725	1,823	1,752	1,514	1,567
Professional services	1,547	1,438	1,286	1,409	1,255
Outsourced services	1,375	1,425	1,325	1,075	1,350
Advertising expense	629	657	599	835	548
FDIC and other insurance	1,054	1,000	904	952	1,009
Other real estate (income) expense, net	1,001	(1,688)	855	430	946
Other	2,576	2,660	2,229	1,786	2,167
Total noninterest expenses	22,192	19,437	20,801	20,891	20,688

Income before taxes	17,246	19,048	18,114	16,973	16,329
Income taxes	6,532	7,240	7,103	6,344	6,077

Net income	$10,714	11,808	11,011	10,629	10,252
Net income per Common Share:
- Basic	$0.113	0.125	0.116	0.113	0.109
- Diluted	0.113	0.125	0.116	0.112	0.109

Average basic shares (thousands)	94,628	94,559	94,452	94,347	94,228
Average diluted shares (thousands)	94,752	94,675	94,581	94,472	94,275

Note: Taxable equivalent net interest income	$35,676	35,513	34,701	34,577	34,180

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Nine Months Ended
	9/30/2014	9/30/2013

Interest and dividend income:
Interest and fees on loans	$100,909	95,286
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	1,184	2,014
State and political subdivisions	150	466
Mortgage-backed securities and collateralized mortgage obligations-residential	9,417	8,358
Corporate bonds	63	674
Small Business Administration-guaranteed participation securities	1,630	1,618
Mortgage-backed securities and collateralized mortgage obligations-commercial	114	106
Other securities	12	13
Total interest and dividends on securities available for sale	12,570	13,249

Interest on held to maturity securities:
Mortgage-backed securities-residential	1,747	2,191
Corporate bonds	461	680
Total interest on held to maturity securities	2,208	2,871

Federal Reserve Bank and Federal Home Loan Bank stock	388	361

Interest on federal funds sold and other short-term investments	1,101	916
Total interest income	117,176	112,683

Interest expense:
Interest on deposits:
Interest-bearing checking	267	246
Savings	1,999	2,543
Money market deposit accounts	1,865	1,905
Time deposits	6,199	5,640
Interest on short-term borrowings	1,062	1,101
Total interest expense	11,392	11,435

Net interest income	105,784	101,248

Provision for loan losses	4,100	5,500
Net interest income after provision for loan losses	101,684	95,748

Noninterest income:
Trust department income	4,386	4,025
Fees for services to customers	8,091	8,758
Net gain on securities transactions	382	1,434
Other	2,295	705
Total noninterest income	15,154	14,922

Noninterest expenses:
Salaries and employee benefits	23,876	23,760
Net occupancy expense	12,382	11,874
Equipment expense	5,300	4,867
Professional services	4,271	4,240
Outsourced services	4,125	4,050
Advertising expense	1,885	1,992
FDIC and other insurance	2,958	3,023
Other real estate expense, net	168	3,168
Other	7,465	7,140
Total noninterest expenses	62,430	64,114

Income before taxes	54,408	46,556
Income taxes	20,875	17,373

Net income	$33,533	29,183

Net income per Common Share:
- Basic	$0.354	0.310
- Diluted	0.354	0.310

Average basic shares (thousands)	94,562	94,096
Average diluted shares (thousands)	94,685	94,115

Note: Taxable equivalent net interest income	$105,890	101,517

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
ASSETS:

Cash and due from banks	$43,724	48,034	46,127	46,453	45,088
Federal funds sold and other short term investments	586,931	573,514	687,003	536,591	510,561
Total cash and cash equivalents	630,655	621,548	733,130	583,044	555,649

Securities available for sale:
U. S. government sponsored enterprises	83,087	103,340	92,708	198,829	193,614
States and political subdivisions	2,769	3,921	4,968	7,758	11,199
Mortgage-backed securities and collateralized mortgage obligations-residential	523,779	589,517	524,197	532,449	534,301
Corporate bonds	1,401	1,402	6,402	10,471	53,094
Small Business Administration-guaranteed participation securities	100,491	102,367	101,821	103,029	104,863
Mortgage-backed securities and collateralized mortgage obligations-commercial	10,417	10,544	10,543	10,558	10,715
Other securities	679	679	653	660	660
Total securities available for sale	722,623	811,770	741,292	863,754	908,446

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	64,223	67,974	72,188	76,270	81,337
Corporate bonds	9,956	9,952	9,948	9,945	9,941
Total held to maturity securities	74,179	77,926	82,136	86,215	91,278

Federal Reserve Bank and Federal Home Loan Bank stock	9,228	10,951	10,500	10,500	10,500

Loans:
Commercial	219,825	222,655	220,443	223,481	212,833
Residential mortgage loans	2,510,151	2,437,500	2,374,874	2,338,944	2,279,064
Home equity line of credit	346,496	339,897	339,971	340,489	337,178
Installment loans	6,557	6,098	5,714	5,895	5,894
Loans, net of deferred fees and costs	3,083,029	3,006,150	2,941,002	2,908,809	2,834,969
Less:
Allowance for loan losses	46,512	46,935	47,035	47,714	47,722
Net loans	3,036,517	2,959,215	2,893,967	2,861,095	2,787,247

Bank premises and equipment, net	37,455	36,658	35,267	34,414	34,559
Other assets	71,609	71,061	82,445	82,430	71,728

Total assets	$4,582,266	4,589,129	4,578,737	4,521,452	4,459,407

LIABILITIES:
Deposits:
Demand	$327,527	324,277	327,779	318,456	314,660
Interest-bearing checking	646,862	643,473	628,752	611,127	591,590
Savings accounts	1,215,087	1,233,347	1,236,331	1,218,038	1,221,791
Money market deposit accounts	655,646	651,367	648,244	648,402	650,688
Certificates of deposit (in denominations of $100,000 or more)	449,832	436,785	432,168	419,301	405,575
Other time accounts	690,087	705,938	713,944	711,747	710,064
Total deposits	3,985,041	3,995,187	3,987,218	3,927,071	3,894,368

Short-term borrowings	179,957	181,516	195,411	204,162	185,226
Accrued expenses and other liabilities	27,781	27,409	24,329	28,406	25,425

Total liabilities	4,192,779	4,204,112	4,206,958	4,159,639	4,105,019

SHAREHOLDERS' EQUITY:
Capital stock	98,942	98,927	98,927	98,927	98,912
Surplus	172,598	172,769	172,964	173,144	173,408
Undivided profits	162,326	157,832	152,237	147,432	143,015
Accumulated other comprehensive income (loss), net of tax	(3,508)	(2,611)	(9,452)	(13,803)	(15,923)
Treasury stock at cost	(40,871)	(41,900)	(42,897)	(43,887)	(45,024)

Total shareholders' equity	389,487	385,017	371,779	361,813	354,388

Total liabilities and shareholders' equity	$4,582,266	4,589,129	4,578,737	4,521,452	4,459,407

Outstanding shares (thousands)	94,785	94,665	94,564	94,463	94,334

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets
09/30/14	06/30/14	03/31/14	12/31/13	09/30/13
New York and other states*
Loans in nonaccrual status:
Commercial	$4,226	5,132	4,853	6,952	5,436
Real estate mortgage - 1 to 4 family	29,736	31,433	34,597	31,045	30,643
Installment	95	87	103	93	71
Total non-accrual loans	34,057	36,652	39,553	38,090	36,150
Other nonperforming real estate mortgages - 1 to 4 family	155	159	162	166	170
Total nonperforming loans	34,212	36,811	39,715	38,256	36,320
Other real estate owned	5,238	3,930	4,707	3,348	3,011
Total nonperforming assets	$39,450	40,741	44,422	41,604	39,331

Florida
Loans in nonaccrual status:
Commercial	$517	517	517	-	-
Real estate mortgage - 1 to 4 family	2,395	3,578	4,668	5,137	5,406
Installment	1	1	7	-	-
Total non-accrual loans	2,913	4,096	5,192	5,137	5,406
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	2,913	4,096	5,192	5,137	5,406
Other real estate owned	1,188	4,365	4,300	5,381	6,816
Total nonperforming assets	$4,101	8,461	9,492	10,518	12,222

Total
Loans in nonaccrual status:
Commercial	$4,743	5,649	5,370	6,952	5,436
Real estate mortgage - 1 to 4 family	32,131	35,011	39,265	36,182	36,049
Installment	96	88	110	93	71
Total non-accrual loans	36,970	40,748	44,745	43,227	41,556
Other nonperforming real estate mortgages - 1 to 4 family	155	159	162	166	170
Total nonperforming loans	37,125	40,907	44,907	43,393	41,726
Other real estate owned	6,426	8,295	9,007	8,729	9,827
Total nonperforming assets	$43,551	49,202	53,914	52,122	51,553

Quarterly Net Chargeoffs (Recoveries)
09/30/14	06/30/14	03/31/14	12/31/13	09/30/13
New York and other states*
Commercial	$124	13	242	176	585
Real estate mortgage - 1 to 4 family	1,105	1,496	851	1,194	1,215
Installment	57	24	44	(2)	25
Total net chargeoffs	$1,286	1,533	1,137	1,368	1,825

Florida
Commercial	$(1)	(2)	612	(1)	(502)
Real estate mortgage - 1 to 4 family	242	59	428	138	41
Installment	(4)	10	2	3	3
Total net chargeoffs	$237	67	1,042	140	(458)

Total
Commercial	$123	11	854	175	83
Real estate mortgage - 1 to 4 family	1,347	1,555	1,279	1,332	1,256
Installment	53	34	46	1	28
Total net chargeoffs	$1,523	1,600	2,179	1,508	1,367

Asset Quality Ratios
09/30/14	06/30/14	03/31/14	12/31/13	09/30/13

Total nonperforming loans(1)	$37,125	40,907	44,907	43,393	41,726
Total nonperforming assets(1)	43,551	49,202	53,914	52,122	51,553
Total net chargeoffs(2)	1,523	1,600	2,179	1,508	1,367

Allowance for loan losses(1)	46,512	46,935	47,035	47,714	47,722

Nonperforming loans to total loans	1.20%	1.36%	1.53%	1.49%	1.47%
Nonperforming assets to total assets	0.95%	1.07%	1.18%	1.15%	1.16%
Allowance for loan losses to total loans	1.51%	1.56%	1.60%	1.64%	1.68%
Coverage ratio(1)	125.3%	114.7%	104.7%	110.0%	114.4%
Annualized net chargeoffs to average loans(2)	0.20%	0.22%	0.30%	0.21%	0.20%
Allowance for loan losses to annualized net chargeoffs(2)	7.6	x	7.3	x	5.4	x	7.9	x	8.7	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended
Page | 13

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)	Three months ended			Three months ended
(Unaudited)	September 30, 2014			September 30, 2013
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$93,098	297	1.27%	$197,336	571	1.16%
Mortgage backed securities and collateralized mortgage obligations-residential	569,352	3,040	2.14	534,773	2,888	2.16
State and political subdivisions	3,307	60	7.26	11,272	197	7.01
Corporate bonds	1,403	2	0.48	53,238	223	1.68
Small Business Administration-guaranteed participation securities	106,109	535	2.02	113,298	558	1.97
Mortgage backed securities and collateralized mortgage obligations-commercial	10,803	38	1.40	11,070	39	1.41
Other	685	4	2.34	660	5	3.03

Total securities available for sale	784,757	3,976	2.03	921,647	4,481	1.94

Federal funds sold and other short-term Investments	598,318	374	0.25	551,409	344	0.25

Held to maturity securities:
Corporate bonds	9,954	153	6.18	9,939	154	6.19
Mortgage backed securities and collateralized mortgage obligations-residential	66,206	545	3.29	85,388	686	3.21

Total held to maturity securities	76,160	698	3.67	95,327	840	3.52

Federal Reserve Bank and Federal Home Loan Bank stock	9,884	127	5.14	10,500	121	4.61

Commercial loans	220,347	2,842	5.16	213,541	2,785	5.22
Residential mortgage loans	2,473,857	28,315	4.58	2,245,284	26,325	4.69
Home equity lines of credit	342,456	3,102	3.59	335,391	2,892	3.42
Installment loans	6,048	168	11.02	5,494	171	12.33

Loans, net of unearned income	3,042,708	34,427	4.52	2,799,710	32,173	4.59

Total interest earning assets	4,511,827	39,602	3.51	4,378,593	37,959	3.46

Allowance for loan losses	(47,115)			(48,649)
Cash & non-interest earning assets	134,110			122,130

Total assets	$4,598,822			$4,452,074

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$650,132	94	0.06%	$592,264	84	0.06%
Money market accounts	656,935	648	0.39	641,597	590	0.36
Savings	1,229,712	644	0.21	1,233,284	798	0.26
Time deposits	1,148,419	2,213	0.76	1,121,737	1,937	0.69

Total interest bearing deposits	3,685,198	3,599	0.39	3,588,882	3,409	0.38
Short-term borrowings	180,063	327	0.72	183,414	370	0.80

Total interest bearing liabilities	3,865,261	3,926	0.40	3,772,296	3,779	0.40

Demand deposits	322,083			307,910
Other liabilities	23,783			22,435
Shareholders' equity	387,695			349,433

Total liabilities and shareholders' equity	$4,598,822			$4,452,074

Net interest income, tax equivalent		35,676			34,180

Net interest spread			3.11%			3.06%

Net interest margin (net interest income to total interest earning assets)			3.16%			3.12%

Tax equivalent adjustment		(28)			(77)

Net interest income		35,648			34,103
Page | 14

(dollars in thousands)	Nine months ended			Nine months ended
(Unaudited)	September 30, 2014			September 30, 2013
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$124,133	1,184	1.27%	$228,560	2,014	1.17%
Mortgage backed securities and collateralized mortgage obligations-residential	568,257	9,417	2.21	545,974	8,358	2.04
State and political subdivisions	4,411	235	7.10	14,282	713	6.66
Corporate bonds	3,758	63	2.23	51,795	674	1.74
Small Business Administration-guaranteed participation securities	108,078	1,630	2.01	109,297	1,618	1.97
Mortgage backed securities and collateralized mortgage obligations-commercial	10,870	114	1.40	10,204	106	1.39
Other	670	12	2.39	660	13	2.63

Total securities available for sale	820,177	12,655	2.06	960,772	13,496	1.87

Federal funds sold and other
short-term Investments	593,577	1,101	0.25	496,211	916	0.25

Held to maturity securities:
Corporate bonds	9,950	461	6.18	15,340	680	5.91
Mortgage backed securities and collateralized mortgage obligations-residential	70,273	1,747	3.31	94,146	2,191	3.10

Total held to maturity securities	80,223	2,208	3.67	109,486	2,871	3.50

Federal Reserve Bank and Federal Home Loan Bank stock	10,438	388	4.96	10,192	361	4.72

Commercial loans	221,492	8,481	5.11	214,626	8,444	5.25
Residential mortgage loans	2,410,435	82,845	4.59	2,186,574	77,875	4.75
Home equity lines of credit	341,014	9,102	3.57	334,119	8,498	3.40
Installment loans	5,825	502	11.52	4,988	491	13.16

Loans, net of unearned income	2,978,766	100,930	4.52	2,740,307	95,308	4.64

Total interest earning assets	4,483,181	117,282	3.49	4,316,968	112,952	3.49

Allowance for loan losses	(47,570)			(48,469)
Cash & non-interest earning assets	133,456			140,432

Total assets	$4,569,067			$4,408,931

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$629,542	267	0.06%	$575,687	246	0.06%
Money market accounts	652,886	1,865	0.38	650,501	1,905	0.39
Savings	1,231,761	1,999	0.22	1,218,625	2,543	0.28
Time deposits	1,144,164	6,199	0.72	1,110,229	5,640	0.68

Total interest bearing deposits	3,658,353	10,330	0.38	3,555,042	10,334	0.39
Short-term borrowings	190,599	1,062	0.74	177,173	1,101	0.83

Total interest bearing liabilities	3,848,952	11,392	0.40	3,732,215	11,435	0.41

Demand deposits	318,306			298,986
Other liabilities	23,074			21,087
Shareholders' equity	378,735			356,643

Total liabilities and shareholders' equity	$4,569,067			$4,408,931

Net interest income, tax equivalent		105,890			101,517

Net interest spread			3.09%			3.08%

Net interest margin (net interest income to total interest earning assets)			3.15%			3.14%

Tax equivalent adjustment		(106)			(269)

Net interest income		105,784			101,248
Page | 15

Non-GAAP Financial Measures Reconciliation

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders’ equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to recurring revenue.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, which we refer to below as recurring expense, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on securities from this calculation, which we refer to below as recurring revenue.  We believe that this provides one reasonable measure of core expenses relative to core revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share and efficiency ratio to the underlying GAAP numbers is set forth below.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands, except per share amounts)
(Unaudited)

	09/30/14	06/30/14	09/30/13
Tangible Book Value Per Share

Equity	$389,487	385,017	354,388
Less: Intangible assets	553	553	553
Tangible equity	388,934	384,464	353,835

Shares outstanding	94,785	94,665	94,334
Tangible book value per share	4.10	4.06	3.75
Book value per share	4.11	4.07	3.76

Tangible Equity to Tangible Assets
Total Assets	4,582,266	4,589,129	4,459,407
Less: Intangible assets	553	553	553
Tangible assets	4,581,713	4,588,576	4,458,854

Tangible Equity to Tangible Assets	8.49%	8.38%	7.94%
Equity to Assets	8.50%	8.39%	7.95%

	3 Months Ended			9 Months Ended
Efficiency Ratio	09/30/14	06/30/14	09/30/13	09/30/14	09/30/13

Net interest income (fully taxable equivalent)	$35,676	35,513	34,180	105,890	101,517
Non-interest income	4,890	4,505	4,413	15,154	14,921
Less: Net gain on sale of building and net gain on sale of nonperforming loans	-	163	-	1,719	-
Less: Net gain on securities	376	-	-	382	1,434
Recurring revenue	40,190	39,855	38,593	118,943	115,004

Total Noninterest expense	22,192	19,437	20,688	62,430	64,114
Less: Other real estate (income) expense, net	1,001	(1,688)	946	168	3,168
Recurring expense	21,191	21,125	19,742	62,262	60,946

Efficiency Ratio	52.73%	53.00%	51.15%	52.35%	52.99%

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